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                                                 Exhibit 10(ff)


NEW ENGLAND ELECTRIC SYSTEMNew England Electric System
                           25 Research Drive
                           Westborough, Massachusetts 01582-0001
                           Telephone: (508) 366-9011
John W. Rowe
President and Chief Executive
Officer





                                February 23, 1994



Mr. John W. Newsham
25 Research Drive
Westborough, MA 01582

Dear John:

 This confirms my oral advice to you of the action taken February 21, 1994, in order to recognize your service for New England Power Service Company and its affiliates. It is agreed that upon termination of employment, you will receive in the January following the year in which you terminate employment, a payment as follows:

        Year of Termination               Amount
        -------------------               ------
             1994                         $150,000
             1995                          120,000
             1996                           90,000
             1997                           60,000
             1998                           30,000
        Thereafter                             0

 A copy of this statement will be placed in your personal file.

                                Very truly yours,

                                s/ John W. Rowe